GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Core Plus Fixed Income VIP Fund

Supplement dated September 5, 2025

to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”)

dated May 1, 2025

Effective September 30, 2025 (the “Effective Date”), Kewjin Yuoh will retire from Lord, Abbett & Co. LLC and will no longer serve as a portfolio manager of Guardian Core Plus Fixed Income VIP Fund (the “Fund”). Accordingly, all references and corresponding disclosure related to Mr. Yuoh in the Prospectus, Summary Prospectus, and SAI with respect to the Fund are hereby deleted as of the Effective Date.

Robert A. Lee, Andrew H. O’Brien, CFA, Steven F. Rocco, CFA, Leah G. Traub, Adam C. Castle, CFA, Harris A. Trifon, Karen J. Gunnerson, and Yoana N. Koleva, CFA will remain as portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.